SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  November 12, 1997



                             AMERICA ONLINE, INC.
               (Exact Name of Registrant as Specified in Charter)



      Delaware                      0-19836                  54-1322110
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
   of Incorporation)                                        Identification No.)




  22000 AOL Way, Dulles, Virginia                             20166
(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code:         (703) 448-8700

Item 5.     Other Events.

     On November 12, 1997, America Online, Inc. ("AOL") issued a press release announcing the sale of a new issue of $350 million aggregate principal amount of 4% Convertible Subordinated Notes due November 15, 2002 (not including $50,000,000 principal amount of Notes subject to an over-allotment option), a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

     99 Press Release Dated November 12, 1997 Announcing the Sale of $350 Million Subordinated Convertible Debentures

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    AMERICA ONLINE, INC.



Date:     November 12, 1997         By:  /S/LENNERT J. LEADER
                                         Lennert J. Leader
                                         Senior Vice President, Chief Financial
                                         Officer, Chief Accounting Officer,
                                         Treasurer and Assistant Secretary

                                  EXHIBIT INDEX


Exhibit
Number    Description

99 Press Release Dated November 12, 1997 Announcing the Sale of $350 Million Subordinated Convertible Debentures